AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B
EXECUTIVE ADVANTAGEsm
GROUP FLEXIBLE PREMIUM
VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
SUPPLEMENT DATED MARCH 28, 2008
TO PROSPECTUS DATED MAY 1, 2007
AS SUPPLEMENTED SEPTEMBER 19, 2007

          American International Life Assurance Company of New York is amending the Executive Advantage variable universal life insurance Policy prospectus for the sole purpose of describing a change in the availability of the AllianceBernstein VPS Americas Government Income Portfolio (the "Portfolio") as a variable investment option under the Policy.

          Beginning April 1, 2008, the Portfolio will no longer be offered as a variable investment option under the Policy.

          If you have any questions, please contact our Administrative Center at 1-302-594-2352.